Supplement dated 9-7-12 to the current Statement of Additional Information (“SAI”) for
John Hancock Balanced Fund,
John Hancock Global Opportunities Fund,
John Hancock Large Cap Equity Fund,
John Hancock Small Cap Intrinsic Value Fund and
John Hancock Sovereign Investors Fund,
each a series of John Hancock Investment Trust
In the “INVESTMENT POLICIES AND RISKS” section, the following is added:
Interfund Lending. Pursuant to an exemptive order issued by the SEC, a Fund may lend money to, and borrow money from, other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restrictions on lending and borrowing applicable to the Fund. Balanced Fund, Small Cap Intrinsic Value Fund and Sovereign Investors Fund may participate fully in the program. Global Opportunities Fund is subject to fundamental investment restrictions that prohibit lending through the program. Large Cap Equity Fund is subject to fundamental investment restrictions on both lending and borrowing and, accordingly, is not authorized to participate in the program.
A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and a Fund that is authorized to lend through the program will do so only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.
You should read this Supplement in conjunction with the SAI and retain it for future reference.

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